SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934




                         July 30, 1997
        Date of Report (Date of earliest event reported)



                   First Merchants Acceptance Corporation
     (Exact name of registrant as specified in its charter)




             Delaware             0-24686          36-3759045

     (State or other jurisdiction (Commission    (IRS Employer
         of incorporation)         File Number)   Identification No.)




     570 Lake Cook Road, Suite 126, Deerfield, Illinois  60015
     (Address of principal executive offices)            (Zip Code)



                         (847) 948-9300
                 (Registrant's telephone number)

Item 5.  Other Events.

     On July 30, 1997, the Nasdaq Stock Market notified First Merchants Acceptance Corporation (the "Registrant") that its common stock, par value $.01 per share, was delisted from the Nasdaq Stock Market's National Market effective as of the close of the market on July 30, 1997. A copy of the notification from the Nasdaq Stock Market is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.  Exhibit.

      Exhibit 99.1Notification from the Nasdaq Stock Market dated July
     30, 1997.

                            SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FIRST MERCHANTS ACCEPTANCE CORPORATION


By:  /s/ Norman Smagley

Norman Smagley
Senior Vice President and Chief Financial Officer

Dated: August 6, 1997

                          EXHIBIT INDEX

                                                              Sequentially-
Exhibit                                                         Numbered
 No.                           Description                        Page


99.1
Notification from the Nasdaq Stock Market dated July 30, 1997


1290632.01